Exhibit 99.1

Impinj Reports Fourth Quarter 2019 Financial Results

SEATTLE, WA, Mar. 2, 2020– Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions, today released its financial results for the fourth quarter and year ended December 31, 2019.

“I am very pleased with Impinj's 2019 execution and results” said Chris Diorio, Impinj co-founder and CEO. “We delivered three consecutive record revenue quarters and strengthened our balance sheet. We also introduced game-changing new products that solidified our platform and advanced our strategy. We enter 2020 with strong momentum and a solid foundation for our business.”

Fourth Quarter 2019 Financial Summary

•	Revenue of $40.8 million
•	GAAP gross margin of 48.8%; non-GAAP gross margin of 50.6%
•	GAAP net loss of $7.7 million, or loss of $0.35 per diluted share using 22.2 million shares
•	Adjusted EBITDA of $1.0 million
•	Non-GAAP net income of $0.8 million, or income of $0.03 per diluted share using 22.8 million shares

Full Year 2019 Financial Summary

•	Revenue of $152.8 million
•	GAAP gross margin of 48.4%; non-GAAP gross margin of 50.2%
•	GAAP net loss of $23.0 million, or loss of $1.05 per diluted share using 21.8 million shares
•	Adjusted EBITDA of $1.6 million
•	Non-GAAP net income of $0.9 million, or income of $0.04 per diluted share using 22.6 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

First Quarter 2020 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the first quarter of 2020 (in millions, except per share data):

Three Months Ending
March 31, 2020
Revenue	$37.0 to $41.0
GAAP Net loss	($9.5) to ($8.5)
Adjusted EBITDA	($2.3) to $0.7
Non-GAAP net income (loss)	($2.5) to $0.5
GAAP Weighted-average shares — basic and diluted	22.35 to 22.45
GAAP Net loss per share — basic and diluted	($0.43) to ($0.38)
Non-GAAP Weighted-average shares — basic and diluted	22.35 to 23.20
Non-GAAP Net income (loss) per share — basic and diluted	($0.11) to $0.02

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, Mar. 2, 2020 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to ask questions on its fourth quarter and full year 2019 results, as well as its outlook for its first quarter of 2020. Open to the public, investors may access the call by dialing +1-412-317-5196. A live webcast of the conference call will also be accessible on our website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10138002.

Management’s prepared written remarks, along with quarterly financial data, will be made available on our website at investor.impinj.com commensurate with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and financial outlook for the first quarter of 2020. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things—such as apparel, automobile parts, luggage, and shipments—to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

ir@impinj.com

+1-206-315-4470

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$66,898	$17,530
Short-term investments	49,597	38,543
Accounts receivable, net	23,735	18,462
Inventory	34,153	44,725
Prepaid expenses and other current assets	2,386	1,954
Total current assets	176,769	121,214
Property and equipment, net	17,442	19,778
Operating lease right-of-use assets	16,501	—
Other non-current assets	453	196
Goodwill	3,881	3,881
Total assets	$215,046	$145,069
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$5,600	$4,643
Accrued compensation and employee related benefits	5,859	7,409
Accrued liabilities	3,755	2,887
Current portion of operating lease liabilities	3,380	—
Current portion of restructuring liabilities	94	582
Current portion of long-term debt	—	5,930
Current portion of finance lease liabilities	258	523
Current portion of deferred rent	—	402
Current portion of deferred revenue	551	649
Total current liabilities	19,497	23,025
Long-term debt, net of current portion	50,876	17,633
Operating lease liabilities, net of current portion	18,907	—
Finance lease liabilities, net of current portion	1	258
Long-term liabilities — other	313	304
Long-term restructuring liabilities	—	487
Deferred rent, net of current portion	—	5,294
Deferred revenue, net of current portion	213	185
Total liabilities	89,807	47,186

Stockholders' equity:
Common stock, $0.001 par value	22	21
Additional paid-in capital	387,926	337,627
Accumulated other comprehensive income (loss)	34	(9)
Accumulated deficit	(262,743)	(239,756)
Total stockholders' equity	125,239	97,883
Total liabilities and stockholders' equity	$215,046	$145,069

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
Revenue	$40,821	$34,618	$152,836	$122,633
Cost of revenue	20,889	18,307	78,834	64,352
Gross profit	19,932	16,311	74,002	58,281
Operating expenses:
Research and development	11,202	8,998	38,880	34,168
Sales and marketing	8,063	8,188	32,642	32,934
General and administrative	7,488	5,318	24,141	22,299
Restructuring costs	—	—	—	3,749
Total operating expenses	26,753	22,504	95,663	93,150
Loss from operations	(6,821)	(6,193)	(21,661)	(34,869)
Other income, net	295	247	1,242	808
Interest expense	(531)	(433)	(1,794)	(1,403)
Loss on debt extinguishment	(576)	—	(576)	—
Loss before income taxes	(7,633)	(6,379)	(22,789)	(35,464)
Income tax benefit (expense)	(47)	392	(198)	233
Net loss	$(7,680)	$(5,987)	$(22,987)	$(35,231)
Net loss per share — basic and diluted	$(0.35)	$(0.28)	$(1.05)	$(1.65)
Weighted-average shares — basic and diluted	22,173	21,477	21,847	21,334

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended
	December 31,
	2019	2018
Operating activities:
Net loss	$(22,987)	$(35,231)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	4,809	4,534
Stock-based compensation	18,486	11,317
Non-cash restructuring benefit	—	(454)
Accretion of discount or amortization of premium on short-term investments	(506)	(419)
Amortization of debt issuance costs and debt discount	206	75
Loss on debt extinguishment	576	—
Deferred income taxes	—	(395)
Changes in operating assets and liabilities:
Accounts receivable	(5,273)	3,782
Inventory	10,572	2,358
Prepaid expenses and other assets	(524)	473
Deferred revenue	(70)	(381)
Deferred rent	—	(260)
Accounts payable	1,046	326
Accrued compensation and employee related benefits	(1,486)	1,819
Operating lease right-of-use assets	2,153	—
Operating lease liabilities	(3,038)	—
Accrued liabilities and other liabilities	744	(390)
Restructuring liabilities	—	1,069
Net cash provided by (used in) operating activities	4,708	(11,777)
Investing activities:
Purchases of investments	(72,413)	(51,651)
Proceeds from maturities of investments	61,743	52,352
Purchases of property and equipment	(2,429)	(6,367)
Net cash provided by (used in) investing activities	(13,099)	(5,666)
Financing activities:
Proceeds from issuance of 2019 Notes, net of issuance costs	83,475	—
Premiums paid for Capped Call Transactions	(10,126)	—
Principal payments on finance lease obligations	(522)	(900)
Payments on term and equipment loans	(28,192)	(2,451)
Proceeds from term loans, net of debt issuance costs	3,991	16,350
Proceeds from exercise of stock options and employee stock purchase plan	9,133	2,689
Net cash provided by financing activities	57,759	15,688
Net increase (decrease) in cash and cash equivalents	49,368	(1,755)
Cash and cash equivalents
Beginning of period	17,530	19,285
End of period	$66,898	$17,530

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we use non-GAAP financial measures by financial statement line items that exclude, if applicable for the periods presented, the effects of stock-based compensation, depreciation, investigation costs, restructuring costs and other expenses that we believe do not reflect our core operating performance. Our key non-GAAP performance measures include adjusted EBITDA and non-GAAP net income (loss), the definitions of which are below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe excluding those items can provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as it does for our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA differently in this report than we have in the past, due to loss on debt extinguishment incurred in connection with the December 2019 repayment of our senior credit facility. We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; other income, net; interest expense; loss on debt extinguishment and income tax benefit (expense). We have excluded loss on debt extinguishment because we do not believe they reflect our core operations. The exclusion of loss on debt extinguishment does not impact adjusted EBITDA previously reported for prior periods.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) differently in this report than we have in the past due to the prepayment penalty on debt extinguishment incurred in connection with repayment of our senior credit facility and amortization of debt discount related to the equity component of the convertible notes we issued in December 2019. Amortization of debt issuance costs and non-cash income tax benefit (expense) are no longer excluded from non-GAAP net income (loss). We define non-GAAP net income (loss) as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; amortization of debt discount related to the equity component of our convertible notes; and prepayment penalty on debt extinguishment. We have revised the prior period non-GAAP net income (loss) to conform to current period presentation. Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be accounted for as separate liability and equity components in a manner that reflects our non-convertible debt borrowing rate. This results in the debt component being treated as though it was issued at a discount, with the debt discount being accreted as additional non-cash interest expense over the term of the notes using the effective interest method. As a result, we believe that excluding this non-cash interest expense attributable to the debt discount in calculating our non-GAAP net income (loss) is useful because this interest expense is not indicative of our ongoing operational performance. We incurred prepayment penalty on debt extinguishment in connection with the December 2019 repayment of our senior credit facility, which was included in loss on debt extinguishment in our condensed consolidated statements of operations. Because of the non-recurring nature of the prepayment fees, we believe this expense is not representative of ongoing operation costs.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2019	2018	2019	2018
GAAP Gross margin	48.8%	47.1%	48.4%	47.5%
Adjustments:
Depreciation	1.1%	1.5%	1.3%	1.6%
Stock-based compensation	0.7%	0.4%	0.5%	0.4%
Non-GAAP Gross margin	50.6%	49.0%	50.2%	49.5%

GAAP Net loss	$(7,680)	$(5,987)	$(22,987)	$(35,231)
Adjustments:
Depreciation	1,172	1,140	4,809	4,534
Stock-based compensation	6,673	3,304	18,486	11,317
Investigation costs	—	—	—	1,449
Restructuring costs	—	—	—	3,749
Other income, net	(295)	(247)	(1,242)	(808)
Interest expense	531	433	1,794	1,403
Loss on debt extinguishment	576	—	576	—
Income tax benefit (expense)	47	(392)	198	(233)
Adjusted EBITDA	$1,024	$(1,749)	$1,634	$(13,820)

GAAP Net loss	$(7,680)	$(5,987)	$(22,987)	$(35,231)
Adjustments:
Depreciation	1,172	1,140	4,809	4,534
Stock-based compensation	6,673	3,304	18,486	11,317
Investigation costs	—	—	—	1,449
Restructuring costs	—	—	—	3,749
Amortization of debt discount	140	—	140	—
Prepayment fees on debt extinguishment	470	—	470	—
Non-GAAP Net income (loss)	$775	$(1,543)	$918	$(14,182)
Non-GAAP Net income (loss) per share:
Basic	$0.03	$(0.07)	$0.04	$(0.66)
Diluted	$0.03	$(0.07)	$0.04	$(0.66)
GAAP and non-GAAP Weighted-average shares — basic	22,173	21,477	21,847	21,334

GAAP Weighted-average shares — diluted	22,173	21,477	21,847	21,334
Dilutive shares from stock plans	657	—	705	—
Non-GAAP Weighted-average shares — diluted	22,830	21,477	22,552	21,334

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
March 31,
2020
GAAP Net loss	$(9,000)
Adjustments:
Forecasted Depreciation	1,200
Forecasted Stock-based compensation	5,900
Forecasted Interest expense	1,300
Forecasted Other income, net	(200)
Forecasted Income tax expense	—
Adjusted EBITDA	$(800)

GAAP Net loss	$(9,000)
Adjustments:
Forecasted Depreciation	1,200
Forecasted Stock-based compensation	5,900
Forecasted Accretion of debt discount	900
Non-GAAP Net loss	$(1,000)

GAAP Net loss per share — basic and diluted	$(0.40)
Non-GAAP Net loss per share — basic and diluted	$(0.04)

GAAP weighted-average shares — basic and diluted	22,400
Non-GAAP weighted-average shares — basic and diluted	22,400